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                                                                  EXHIBIT 10.21



                                WARRANT AGREEMENT
                                -----------------

            WARRANT AGREEMENT, dated as of November 15, 1994, among IBM Credit Corporation, a Delaware corporation ("IBM Credit"), ENTEX Holdings, Inc., a Delaware corporation ("Holdings"), and ENTEX Information Services, Inc., a Delaware corporation ("ENTEX").

            WHEREAS, by letter agreement dated August 6, 1993, among JWP Information Services, Inc. ("JWPIS"), Holdings, and International Business Machines Corporation, a New York corporation, acting through its PC Company division ("IBM"), in consideration of the payment to IBM of $500,000 by ENTEX, as the successor in interest of JWPIS, and the agreements of IBM contained therein, it was agreed that IBM Credit, on behalf of IBM, would receive a warrant to purchase one per cent (1%) of the shares of Common Stock, par value $0.001 per share ("Common Stock"), of Holdings, issued and outstanding on a fully diluted basis on the date hereof, as provided in this Agreement.

            NOW THEREFORE, the parties hereto hereby agree as follows:

            1. Issuance of Warrant. Simultaneously with the execution hereof, Holdings shall issue to IBM Credit, its successors and permitted assigns (as used herein, the term "Holder" shall mean IBM Credit and/or its successors and permitted assigns, as the context shall require) a Warrant (the "Warrant"), substantially in the form of Exhibit A attached hereto, to purchase a total of Six Thousand Six Hundred Sixty-Seven (6,667) shares of Common Stock,



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subject to adjustment pursuant to Section 6 (the "Warrant Shares") for a total exercise price of Ten Dollars ($10.00) (the "Exercise Price").

            2. Exercise of Warrant. (a) The Warrant may be exercised by the Holder in whole only, at any time, commencing on the date hereof and ending, unless extended pursuant to the terms of Section 2(b) or 8(b) hereof, on or before 12:00 Midnight, New York City Time, on July 15, 2001 (the "Expiration Date").

            (b) The Holder may exercise the Warrant by delivering to Holdings a written notice of exercise substantially in the form attached as Annex I to Exhibit A (the "Exercise Notice"). The Warrant may be exercised in whole only and not in part. The Holder's obligation to purchase Warrant Shares upon any exercise of the Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order of any court of competent jurisdiction prohibiting the purchase, issuance or delivery of the Warrant Shares shall be in effect and (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have been terminated or shall have expired; provided, however, that any failure by the Holder to purchase the Warrant Shares upon exercise of the Warrant at any Warrant Closing (as hereinafter defined) as a result of the non-satisfaction of any of such conditions shall not affect or prejudice the Holder's right to purchase such Warrant Shares upon the subsequent satisfaction of such conditions. If filings are required to be made pursuant to the HSR Act, then the applicable date of the Warrant Closing shall be extended to complete such filings and any applicable waiting period under the HSR Act. The parties hereto hereby agree to cooperate to prepare and make as promptly as reasonably practicable any filings required to be made under the HSR Act as a result of any exercise of the Warrant.




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            3.          Warrant Closing. The purchase of Warrant Shares by the
Holder upon the exercise of the Warrant shall take place at a closing (the "Warrant Closing") to be held not later than five (5) business days after the delivery of the Exercise Notice at a time and place agreed on by the exercising Holder and Holdings. At each Warrant Closing, (a) Holdings will deliver to the exercising Holder a certificate or certificates representing the Warrant Shares being purchased pursuant to the Notice of Exercise, registered in the name of the exercising Holder, free and clear of all liens, claims, charges and encumbrances, and (b) the exercising Holder shall pay the purchase price for such Warrant Shares by delivery to Holdings of a certified or bank cashier's check payable in New York Clearing House funds to the order of Holdings in the amount of the Exercise Price.


            4.          Representations and Warranties of Holdings and ENTEX.
Holdings and ENTEX represent and warrant to the Holder that: (a) each of Holdings and ENTEX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement; (b) the execution, delivery and performance by each of Holdings and ENTEX of this Agreement has been duly authorized by all necessary corporate action on the part of each of Holdings and ENTEX, respectively, and this Agreement has been duly executed and delivered by each of Holdings and ENTEX and constitutes a valid and legally binding obligation of each of Holdings and ENTEX enforceable in accordance with its terms, except that (i) the enforceability hereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor





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may be brought; (c) the authorized capital stock of Holdings consists of
2,000,000 shares of Common Stock of which (i) a total of 633,333 shares are or will be validly issued and outstanding, fully paid and nonassessable, including
(A) shares issued and outstanding on the date hereof, all of which are validly issued and outstanding, fully paid and nonassessable, (B) shares reserved for issuance to members of management of ENTEX, which, upon payment of the purchase price therefor, will be validly issued and outstanding, fully paid and nonassessable, and (C) the Warrant Shares, which have been duly reserved for issuance pursuant to this Agreement and the Warrant, which, upon the exercise of the Warrant and payment of the exercise price provided for in this Agreement, will be validly issued and outstanding, fully paid and nonassessable, and (ii) 33,334 shares are reserved for issuance pursuant to the ENTEX Share Plan for the benefit of employees of ENTEX which shares when issued and paid for in accordance with such Share Plan will be validly issued and outstanding, fully paid and nonassessable; (d) the Warrant Shares represent not less than one per cent (1%) of the shares of Common Stock issued and outstanding on a fully diluted basis on the date hereof; (e) all of the issued and outstanding capital stock of ENTEX is owned by Holdings; (f) the execution, delivery and performance by each of Holdings and ENTEX of this Agreement will not violate or conflict with (i) their respective Certificates of Incorporation, as amended, or their respective By-Laws, (ii) any agreement to which Holdings or ENTEX is a party, a breach or violation of which would have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of Holdings or ENTEX or the ability of Holdings or ENTEX to perform its obligations under this Agreement (an "ENTEX Material Adverse Effect"), (iii) any license, franchise or permit applicable to Holdings or ENTEX a breach or violation of which would have an ENTEX Material Adverse Effect or (iv) any law, regulation,





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order, judgment or decree applicable to Holdings or ENTEX a breach or violation of which would have an ENTEX Material Adverse Effect; (g) other than (i) as may be required in connection with or in compliance with the provisions of the HSR Act, and (ii) by reason of restrictions upon the repurchase of shares of Common Stock contained in loan agreements to which Holdings, ENTEX or both may be a party or applicable law, which may limit the ability of Holdings or ENTEX to perform obligations under Section 7 thereof, no authorization, consent or approval of, or any filing with, any governmental body or authority or any other person is necessary for consummation by either Holdings or ENTEX of the transactions contemplated hereby; (h) except for any claims or proceedings relating to the restructuring or reorganization of JWP INC. or JWPIS, there are no actions, suits, investigations or proceedings pending, or, to the knowledge of Holdings or ENTEX, threatened, against Holdings or ENTEX, at law or in equity or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or before any arbitrator of any kind, an adverse determination of which would have a Material Adverse Effect or which in any matter draws into question the validity of this Agreement; (i) (i) except as disclosed in clauses (c) and (d) above (ii) except for the rights set forth in the Option Agreement (the "IBMCC Option Agreement"), dated as of July 15, 1994, among IBM Credit, Dort A. Cameron III ("Cameron"), Holdings and ENTEX and (iii) except for any Conversion Rights (as hereinafter defined) issuable hereunder, neither Holdings nor ENTEX has outstanding any other shares of capital stock or securities convertible into or exchangeable for, or options or warrants or other rights to acquire from Holdings or ENTEX or any other obligation to issue, directly or indirectly, any shares of capital stock; (j) except for the registration rights set forth in this Agreement and the IBMCC Option Agreement, neither Holdings nor ENTEX is under any obligation to cause the registration of any






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of its currently outstanding capital stock or other securities or any of its capital stock or other securities that may hereafter be issued; and (k) the sole business activity of Holdings is its ownership of all of the capital stock of ENTEX. Except as expressly set forth herein, neither Holdings nor ENTEX makes any representations or warranties under this Agreement with respect to the business, assets, liabilities, operations, condition (financial or otherwise), or prospects of Holdings or ENTEX.

            5. Representations and Warranties of IBM Credit. IBM Credit represents and warrants to Holdings and ENTEX that: (a) IBM Credit is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement; (b) the execution, delivery and performance by IBM Credit of this Agreement has been duly authorized by all necessary corporate action on the part of IBM Credit, and this Agreement has been duly executed and delivered by IBM Credit and constitutes a valid and legally binding obligation of IBM Credit enforceable in accordance with its terms except that (i) the enforceability hereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; (c) the execution, delivery and performance by IBM Credit of this Agreement will not violate or conflict with (i) in Certificate of Incorporation or By-Laws, (ii) any agreement to which IBM Credit is a party which is material to the financial condition or business of IBM Credit, a breach or violation of which would have a material adverse effect upon the condition (financial or otherwise), assets,






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liabilities business, operations or prospects of IBM Credit or the ability of
IBM Credit to perform its obligations under this Agreement (an "IBM Credit Material Adverse Effect"), (iii) any license, franchise or permit applicable to IBM Credit, a breach or violation of which would have an IBM Credit Material Adverse Effect, or (iv) any law, regulation, order, judgment or decree applicable to IBM Credit, a breach or violation of which would have an IBM Credit Material Adverse Effect; (d) other than as may be required in connection with or in compliance with the provisions of the HSR Act, no authorization, consent or approval of, or any filing with, any governmental body or authority or any other person is necessary for consummation by IBM Credit of the transactions contemplated hereby; and (e) IBM Credit acknowledges that it has made its own investigation of Holdings and ENTEX and that, except as expressly set forth herein, neither Holdings nor ENTEX makes any representations or warranties under this Agreement with respect to the business, assets, liabilities, operation, condition (financial or otherwise), or prospects of Holdings or ENTEX.


            6. Certain Adjustments. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, split-up, combination, reclassification, recapitalization, binding share exchange, merger or consolidation with any other person or other change in the corporate or capital structure of Holdings (a "Recapitalization Event"), the exercising Holder shall receive upon its exercise of the Warrant or, if applicable, the Conversion Rights, the Common Stock or other securities, cash or property to which such Holder would have been entitled to receive on the date of the exercise of the Warrant or Conversion Rights as a holder of record of Common Stock on the record date fixed for determination of holders of Common Stock entitled to receive such stock or other securities, cash or property, it being understood that the Exercise Price shall remain unchanged.





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            7.          Holder's Right to Require Purchase. (a) During the
period commencing on the fifth anniversary of the date hereof and ending on the Expiration Date, if at the time the Put (as hereinafter defined) is exercised neither Holdings nor ENTEX has ever been subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (a "Reporting Company"), the Holder shall have the irrevocable option (the "Put") to require Holdings, or at the sole discretion of Holdings, ENTEX, to purchase all, or any portion of, the Warrant or the Warrant Shares for a total purchase price equal to the Put Value (as hereinafter defined). If the Holder exercises the Put in part, then the purchase price to be paid for the Warrant Shares and for the portion of the Option subject to the exercise of the Put, shall bear the same proportion to the Put Value as the sum of (x) the number of Warrant Shares owned by the Holder and subject to the exercise of the Put and (y) the number of Warrant Shares issuable upon exercise of the portion of the Warrant which is subject to the exercise of the Put bears to the total number of Warrant Shares issued or issuable to the Holder upon the exercise of the Warrant.

            (b) The Holder may exercise a Put by delivering to ENTEX a written notice of exercise substantially in the form attached hereto as Exhibit B (the "Put Exercise Notice"), specifying the portion of the Warrant or Warrant Shares, as the case may be, to be purchased. Not later than ten (10) days after receipt of the Put Exercise Notice, Holdings shall notify the exercising Holder in writing as to whether Holdings or ENTEX will be the purchaser of the Warrant or Warrant Shares that are the subject of the Put Exercise Notice.

            8. Put Closings. (a) The purchase, upon exercise of the Put, of the Warrant Shares and the portion of the Warrant specified in the Put Exercise Notice shall take place not later than fifteen (15) business days after the delivery of the Put Exercise Notice at a time and








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place agreed on by the Exercising Holder and Holdings or ENTEX, as the case may be ("Put Closing"); provided, however, that Holdings or ENTEX, as the case may be, may, by written notice to the Holder, adjourn the time of the Put Closing to a date not later than forty-five (45) business days after the delivery of the Put Exercise Notice if such adjournment is required in order for ENTEX or Holdings, as the case may be, to (i) obtain any consents required under agreements pursuant to which either Holdings or ENTEX has incurred indebtedness or (ii) obtain any financing required to consummate the purchase contemplated by the Put Exercise Notice. At each Put Closing, (i) the exercising Holder will deliver to Holdings or ENTEX, as the case may be, a certificate or certificates representing the Warrant Shares being purchased pursuant to the Put Exercise Notice duly registered in the name of the purchaser or accompanied by stock powers duly endorsed in blank, free and clear of all liens, claims, charges and encumbrances, together with an instrument of assignment with respect to the portion of the Warrant which is the subject of the Put Exercise Notice in form satisfactory to the purchaser, assigning all of the exercising Holder's right, title and interest in and to the portion of the Warrant which is the subject of the Put Exercise Notice free and clear of all liens, claims, changes and encumbrances and (ii) the purchaser shall deliver the purchase price as provided in Section 8(f).

            (b) If neither Holdings nor ENTEX is able to purchase the Warrant or the Warrant Shares pursuant to a Put Exercise Notice, because (i) (x) such purchase is precluded by restrictions in agreements pursuant to which either Holdings or ENTEX has incurred indebtedness, and (y) consents to the waiver of such restrictions cannot be obtained, or (ii) such purchase would result in a violation of any law applicable to Holdings or ENTEX, as the case may be, then the Holder shall withdraw the Put Exercise Notice, and the Expiration Date shall









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be extended until such time as either Holdings or ENTEX is able to purchase the
Warrant or the Warrant Shares subject to the Put, and at such time the Holder shall exercise the Put.

            (c) For purposes of this Agreement, the "Put Value" shall mean an amount equal to the product of (i) the Fair Market Value (as hereinafter defined) of Holdings multiplied by (ii) a fraction, (x) the numerator of which is the total number of Warrant Shares issued or issuable to the Holder upon exercise of the Warrant and (y) the denominator of which is the total number of Fully Diluted Shares (as defined below) outstanding, in each case as of the date of the Put Closing.

            (d) For purposes of this Agreement, the "Fully Diluted Shares" shall mean the total number of outstanding shares of Common Stock on a fully diluted basis, giving effect to the exercise of all outstanding options, warrants (other than the Warrant) and shares and equity participations issued to or allocable to members of management or employees of ENTEX and the conversion or exchange of all securities convertible into or exchangeable for shares of Common Stock.

            (e) For purposes of this Agreement, the "Fair Market Value" shall mean the fair market value of the Fully Diluted Shares of Holdings substantially as an entirety on a consolidated basis as a going concern, as determined by an independent investment banker of national reputation selected jointly by Holdings and the Holder.

            (f) The purchase price payable on the exercise of any Put shall be payable by (i) the payment of 25% thereof at the Put Closing in cash by wire transfer of immediately available funds to an account or accounts designated by the exercising Holder and (ii) the delivery by the purchaser (Holdings or ENTEX, as the case may be), of its unsecured subordinated note (the "Subordinated Note") substantially in the form of Exhibit C attached




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hereto, having a principal amount equal to the remainder of the purchase price, bearing interest at a rate equal to the Prime Rate (as such term is defined in the Third Amended and Restated Agreement for Wholesale Financing between IBM Credit Corporation and ENTEX, as amended, supplemented or otherwise modified from time to time (the "Wholesale Financing Agreement")), payable quarterly in arrears, and providing for payment of principal in three consecutive annual installments equal to 25% of the Put Value, commencing on the first anniversary of the Put Closing.

            (g) If, at any time while a Subordinated Note is outstanding, either (i) Holdings or ENTEX becomes a Reporting Company, (ii) there is a sale of Common Stock to a third party in which the Holder has a right to participate pursuant to Section 10(a) hereof, or in which the Holder is required to participate pursuant to Section 10(c) hereof, or (iii) the Holder receives (x) notice of (A) the entering by Holdings, one or more stockholders of Holdings, or ENTEX into an agreement in principle with respect to a transaction in which the Holder would have a right to participate pursuant to Section 10(a) hereof or would be required to participate pursuant to Section 10(c) hereof, or
(B) the announcement by Holdings or ENTEX of an intention to engage in an initial public offering of shares of Common Stock or Common Stock of ENTEX (it being agreed that notice of any such agreement in principle or announcement of intention shall be given to the Holder not later than two business days after such agreement or announcement), and (y) notice of prepayment of the Subordinated Note, then the Holder shall have the right to convert ("Conversion Rights") the Subordinated Note into a number of shares of Common Stock ("Conversion Shares") equal to the product of (A) the total number of Warrant Shares that would be issuable if the entire Warrant remained outstanding and unexercised at such time, multiplied by (B) a fraction, the numerator of which is the outstanding



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principal amount of the Subordinated Note and the denominator of which is the
Put Value; provided, however, that if the Common Stock have theretofore been changed, exchange or converted into other securities as a consequence of a Recapitalization Event, then the number and amount of securities issuable to the Holder upon the exercise by the Holder of Conversion Right shall be correspondingly adjusted; and provided, further, that in the case of any Conversion Right arising by reason of the circumstances described in clause
(iii), such Conversion Rights may be exercised only during the period ending sixty (60) days after the later to occur of the Holder's receipt of notice under sub-clause (iii)(x) and the Holder's receipt of notice under sub-clause
(iii)(y). The Conversion Rights may be exercised in whole and not in part. The Holder may exercise its Conversion Rights by delivering to Holdings a written notice of exercise substantially in the form attached hereto as Exhibit D (the "Conversion Notice") not later than 90 days after the occurrence of the event which gives rise to the Conversion Rights. The closing of the conversion of the Subordinated Note pursuant to exercise of the Conversion Rights shall take place not later than five (5) business days after delivery of the Conversion Notice at a time and place agreed on by the Holder and Holdings (the "Conversion Closing"). At the Conversion Closing, (i) the exercising Holder shall surrender the Subordinated Note to Holdings or its designee, together with such other documents as Holdings may reasonably request to evidence such surrender free and clear of all liens, claims, charges and encumbrances, and (ii) Holdings shall deliver to the exercising Holder a certificate or certificates representing the Conversion Shares registered in the name of the exercising Holder, free and clear of all liens, claims, charges and encumbrances.

            (h) If, at any time, more than one person or entity is deemed to be a Holder under the terms of this Agreement, then any waiver or consent, given or required to be given





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pursuant to this Agreement shall be deemed to have been validly taken or given only if such waiver or consent has been approved in writing by Holders that own or have the right to acquire a majority of the Warrant Shares and, if applicable, Conversion Shares (the "Majority Holders"), and such waiver or consent, if given, shall be binding and conclusive upon all remaining Holders.

            9. Certain Covenants. (a) Holdings hereby agrees that the Holder shall have the right upon reasonable prior written notice and during normal business hours to inspect the books and records of Holdings for a proper purpose, as if the Holder were a holder of Common Stock of record on the date such notice is delivered and to deliver to Holder all information that is given by Holdings to stockholders of Holdings generally.

            (b) All of the books and records of Holdings and its subsidiaries will be maintained in accordance with generally accepted accounting principles, consistently applied.

            (c) Each of Holdings and ENTEX will, and will cause each of its subsidiaries to, preserve and maintain its corporate existence and all of the rights, privileges and franchises necessary or desirable in the ordinary course of business and conduct its business in a regular manner; comply with the requirements of all applicable laws, rules, regulations and orders of any governmental body or authority, a violation of which would be reasonably likely to have a Material Adverse Effect; pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien upon the property of Holdings, ENTEX or any such subsidiary, provided that neither Holdings nor ENTEX nor any such subsidiary shall be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and





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by proper proceedings if it maintains adequate reserves with respect thereto;
and keep all of its properties necessary to the conduct of its business in good working order and condition (taking into consideration, however, the condition of such properties at the time such properties were acquired by Holdings, ENTEX or such subsidiary), ordinary wear and tear excepted.

            (d) Each of Holdings and ENTEX agrees to deliver to the Holder such information concerning the business affairs and financial condition of Holdings and its subsidiaries as it is obligated to deliver to the holder of the option granted under the IBMCC Option Agreement.

            (e) Neither Holdings nor ENTEX will enter into any transaction (other than transactions between Holdings and members of the management of ENTEX pursuant to management equity arrangements in effect from time to time and any other transaction permitted by the Third Amendment and Restated Agreement for Wholesale Financing dated as of August 6, 1993 (the "Wholesale Financing Agreement"), between IBMCC and ENTEX, as the same may be amended or modified from time to time, with or for the benefit of any Affiliates except on terms no less favorable to Holdings or ENTEX, as the case may be, than could be obtained in a comparable arm's-length transaction with an unaffiliated person.

            (f) Holdings will not amend or otherwise modify, or permit to occur any amendment of modification of, the Certificate of Incorporation of Holdings as in effect on the date hereof, if such amendment or modification would alter or change the powers, preferences or rights of the shares of the Common stock that would materially and adversely affect the Holder.







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            (g)         Holdings will at all times following the issuance of the
Conversion Rights reserve such number of shares of its Common Stock as will be sufficient to permit the exercise in full of all Conversion Rights issued to the Holder.

            (h) Each of Holdings and ENTEX will provide to the Holder at least thirty (30) days' prior written notice of (x) any proposed sale or other transfer by ENTEX of more than 50% of its assets to a person other than Holdings or a subsidiary of Holdings or (y) any proposed transaction which, if consummated, would result in Holdings ceasing to own, directly or indirectly, more than 50% of the outstanding capital stock of ENTEX entitled to vote generally in the election of directors.

            10. Sales to Third Parties. (a) If at any time prior to the Expiration Date, Cameron or any Affiliate of Cameron proposes to sell shares of Common Stock beneficially owned by any of them (as used herein, "beneficial ownership" refers to shares with respect which Cameron or Affiliates of Cameron, as the case may be, possesses the power to dispose or direct the disposition), and the total number of shares of Common Stock proposed to be sold in such transaction represents at least 20% of the Fully Diluted Shares, then Cameron shall deliver to the Holder written notice of such proposed sale which shall set forth the proposed date of such sale, the proposed purchaser, the total number of shares of Common Stock proposed to be sold, the proposed purchase price and type of consideration (including, if the purchase price consists in whole or in part of non-cash consideration, such information available to Cameron and his Affiliates as may be reasonably necessary for the Holder to properly analyze the economic value and investment risk of such non-cash consideration) and the other material terms and conditions of the purchase ("Notice of Intent to Sell"), and the Holder shall have the opportunity, subject to the terms of this Section 10(a), to sell to such proposed purchaser, at the








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

same price per share and on the same terms and conditions as Cameron, a pro rata portion of the Warrant Shares, Conversion Shares, or both Warrant Shares and Conversion Shares, then owned by or issuable to the Holder that the Holder proposes to sell, as notified to the Grantor pursuant to Section 10(b), based upon the proportion that the total number of shares of Common Stock proposed to be sold pursuant to the Notice of Intent to Sell bears to the total number of shares of Common Stock (including the Warrant Shares, Conversion Shares or both Warrant Shares and Conversion Shares that the Holder wishes to sell) beneficially owned by Cameron (excluding all Warrant Shares then issuable to the Holder, to the extent the Warrant remains unexercised), his Affiliates, the Holder and all other security holders intending to participate in such proposed sale.

            (b)         If the Holder wishes to participate in any sale under
Section 10(a) hereof, the Holder shall notify Cameron and Holdings in writing of such intention and of the number of Warrant Shares, Conversion Shares or both Warrant Shares and Conversion Shares proposed to be sold by the Holder not later than seven (7) business days after receipt of the Notice of Intent to Sell.

            (c) Notwithstanding any other provision of this Agreement, if Cameron, Affiliates of Cameron, or both propose to sell or exchange (in a business combination or otherwise) the Common Stock beneficially owned by them in a bona fide arm's-length transaction, involving the sale or exchange of at least 50% of the outstanding Common Stock, then Cameron, at his option, may require that the Holder (A) sell or exchange in the same transaction a portion of the Warrant Shares, Conversion Shares or both Warrant Shares and Conversion Shares then owned by or issuable to the Holder in the same proportion as the number of shares of Common Stock proposed to be sold or exchanged by Cameron bears to the






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total number of shares of Common Stock (excluding all Warrant Shares issuable to the Holder, to the extent that the Warrant remains unexercised) beneficially owned by Cameron and his Affiliates and (B) if stockholder approval of the transaction is required, that the Holder vote its shares of Common Stock in favor thereof. In any such sale or exchange, the Holder shall receive for its shares the identical consideration payable per share of Common Stock to all other holders of shares of Common Stock participating in such sale or exchange
At least thirty (30) days prior to the date of such proposed sale or exchange, Cameron shall deliver to the Holder written notice of such proposed sale or exchange which shall set forth the proposed date of such sale or exchange, the proposed purchaser, the total number of shares of Common Stock proposed to be sold or exchanged, the number of shares of Common Stock (excluding the Option Shares, as defined in the IBMCC Option Agreement) beneficially owned by Cameron and his Affiliates, the amount and type of consideration (including, if the consideration consists in whole or in part of non-cash consideration, such information available to Cameron and his Affiliates as may be reasonably necessary for the Holder to properly analyze the economic value and investment risk of such non-cash consideration) and the other material terms of such proposed sale or exchange. Notwithstanding any provision to the contrary contained in this Section 10(c), (i) the Holder shall not be obligated to participate in any such sale or exchange unless the Holder is entitled to rely upon any opinion of counsel received by Cameron, Holdings or ENTEX, (ii) the Holder shall not be required to make any representation or warranty in connection with any such sale or exchange other than representations and warranties as to its authority, the enforceability of its obligations and ownership of the Warrant Shares, Conversion Shares or both Warrant Shares and Conversion Shares, to be sold or exchanged by it, free and clear of all liens, claims, charges and encumbrances, and (iii) Holdings, ENTEX and Cameron jointly and severally agree to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Holder from and against all losses, claims, damages, liabilities, costs, expenses (including, but not limited to, reasonable attorney's fees) arising out of or relating to, claims made by third parties in connection with such sale or exchange.

            (d) For purposes of this Agreement, an "Affiliate" of any particular person or entity shall mean any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity.

            (e) The Holder shall not be obligated to pay any of the fees, costs and expenses incurred in connection with any sale or exchange described in this Section 10, other than its own legal fees, costs and expenses.

            11.         Restrictive Legend. Except as otherwise provided in this
Section 11, each certificate representing Warrant Shares or Conversion Shares delivered to the Holder, and each certificate representing Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, (B) SUCH TRANSFER IS TO AN AFFILIATE OF THE HOLDER, (C) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO ENTEX HOLDINGS, INC. EITHER A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT

            THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS , WHICH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO ENTEX HOLDINGS, INC. OR (D) SUCH TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT AND SUCH HOLDER(S) SHALL HAVE DELIVERED TO ENTEX HOLDINGS, INC. A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER."

            12. Transfers. Neither the Warrant nor the Warrant Shares nor the Conversion Shares shall be transferred to any person other than an Affiliate of the Holder other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws or an exemption from the registration provisions thereof. Each certificate, if any, evidencing such shares of Common Stock issued upon any such transfer, other than in a public offering pursuant to an effective registration statement shall bear the restrictive legend set forth in Section 11, unless in the opinion of counsel to the transferring Holder, such legend is not required for the purposes of compliance with the Securities Act. The Holder shall not be entitled to transfer the Warrant or the Warrant Shares or the Conversion Shares except in accordance with this Section 12.

            13. Demand Registration. (a) At any time after the date on which Holdings, on its behalf and or on behalf of any of its security holders, has (i) a registration statement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), declared effective by the Securities and Exchange Commission (the "Commission") and has a class of equity securities listed or admitted to trading on any securities exchange or NASDAQ or (ii) has a registration statement under the Securities Act on any form (other than a registration statement on Form S-8, or any successor form for securities to be offered to employees of Holdings pursuant to any employee benefit plan) declared effective by the Commission (in the case of either clause (i) or

(ii), the "Effectiveness Date"), upon the written request of the Holder (whether or not the Warrant has been exercised) or, if such rights are being exercised with respect to the Conversion Shares, the holder of a majority of the Conversion Shares (determined as if the Conversion Rights, if any, had been exercised in their entirety) (the Warrant Shares and the Conversion Shares being referred to collectively herein as the "Registrable Securities"), so long as IBM Credit (or its assignee) has exercised its rights under Section 15 of the IBMCC Option Agreement, Holdings shall be obligated to prepare and file and to use its best efforts to effect the registration under the Securities Act of such Registrable Securities (to the extent then owned by or issuable to the Holder) as may be requested by the Holder, all in accordance with the following provisions of this Agreement; provided, however, that Holdings shall not be required to effect a registration of Registrable Securities: (A) more than one
(1) time; (B) within 120 days after the Effectiveness Date of a registration statement with respect to which such Holder has had an opportunity to participate without restriction as to amount in a "Piggy-Back Registration," as set forth in Section 14 hereof; and (C) within the shorter of (aa) 270 days following the Effectiveness Date of the initial registration statement of Common Stock of Holdings and (bb) the period following the Effectiveness Date of the initial registration statement of Common Stock during which Holdings, its officers and directors and selling security holders are prohibited from selling any shares of Common Stock pursuant to an agreement with any underwriters engaged in the offering of Holdings securities; and, provided, further, that Holdings may delay the filing or delay the effectiveness of a registration statement required by this Section 13, for a period not to exceed 60 days in the aggregate if Holdings shall have determined, upon the advice of counsel, that Holdings would be required to disclose any actions taken or proposed to be taken by Holdings in good faith and for valid business reasons, including without limitation, the incurring by Holdings of indebtedness, which disclosure would have a material adverse effect on Holdings or such actions and Holdings provides notice to the Holder of any such delay. It is understood and agreed that a registration initiated pursuant to this Section 13 shall not be deemed to have been effected until such registration has been declared effective under the Securities Act and the Registrable Securities included in such registration have actually been sold, unless such sale fails to occur by reason of a breach by the Holder of any obligation of the Holder in connection therewith.

            (b)         Whenever Holdings shall be required pursuant to this
Section 13 to effect the registration of any of the Registrable Securities under the Securities Act, Holdings shall promptly give written notice of such proposed registration to the Holder and thereupon shall file a registration statement within 60 days after the giving of such written request and use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities which Holdings has been requested to register pursuant to this Section; all to the extent requisite to permit the disposition by the Holder of such Registrable Securities.

            (c) If a registration statement filed pursuant to a request made under this Section 13 relates to an underwritten offering, and the managing underwriter advises Holdings and the Holder in writing that in its opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such Registrable Securities or the price at which such securities can be sold, Holdings will include in such registration (i) first, all of the securities requested to be registered pursuant to the IBMCC Option Agreement, (ii) second, all of the Registrable Securities requested to be registered by the Holder, and (iii) third, other securities requested to be included in such registration, pro rata among the respective holders of such other securities (if, and to the extent permitted, by such managing underwriter). If any of Holdings or ENTEX shall at any time provide to any person rights with respect to the registration of Common Stock under the Securities Act which are, in the reasonable judgment of the Holder, on terms or conditions that are more favorable to such person than the terms and conditions provided for in this
Section 13, Holdings and ENTEX shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holder.

            14. Piggy-Back Registration. (a) If Holdings, at any time, proposes to file on its behalf and/or on behalf of any of its security holders, a registration statement under the Securities Act on any form (other than a registration statement on Form S-8 or any successor form for securities to be offered to employees of Holdings pursuant to any employee benefit plan or Form S-4 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act) for the registration of any class of its equity securities (as defined in Section 3(a)(11) of the Exchange Act), other than a registration statement for a primary initial public offering by Holdings in which no other security holders of Holdings are participating, it will give written notice to the Holder as promptly as reasonably possible, but in no event later than thirty (30) days prior to the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Holdings. The notice shall offer to include in such filing such issued Registrable Securities, and such Registrable Securities issuable to the Holder as the Holder may request, on the same terms and conditions as are applicable to Holdings or other selling security holders.

            (b) If the Holder desires to have Registrable Securities registered under this Section 14, it shall advise Holdings in writing within fifteen (15) days after the date of receipt of such offer from Holdings, setting forth the number of such Registrable Securities for which registration is requested. Holdings shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to, effect registration under the Securities Act of such securities; provided, however, that Holdings may, at any time, abandon any offering in which any such Registrable Securities would otherwise be required to be included hereunder. If the managing underwriter of a proposed underwritten public offering of Common Stock shall advise Holdings in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Holdings and any other shareholders of Holdings would materially and adversely affect the distribution of such securities, then the number of Registrable Securities determined by such underwriter to be the maximum number capable of being included in such registration shall be allocated as follows: (i) if the offering was initiated as a primary offering by Holdings, first to the shares sought to be included by Holdings and second, to the shares sought be included by the Holder and by any other shareholders of Holdings in proportion to the number of shares sought be included by them in such registration: and (ii) if the offering is a secondary offering initiated by other shareholders of Holdings, first to the shares sought to be included by such shareholders and by the Holder, in proportion to the numbers of shares sought to be included by them in such registration, then to any shares sought to be included by Holdings or any other shares in such registration. Except as otherwise provided in Section 16, all expenses of any such registration shall be borne by Holdings.

            15. Registration Procedures. If Holdings is required by the provisions of this Agreement to effect the registration of any Registrable Securities under the Securities Act, Holdings shall, as soon as practicable:

            (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of nine months from the effective date of the registration statement;

            (c) furnish to the Holder such number of copies of a summary prospectus or other prospectus (including, without limitation, a preliminary prospectus) in conformity with the requirements of the Securities Act (in each case including all exhibits), together with such other documents as the Holder may reasonably request;

            (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Holder shall reasonably request (provided, however, that Holdings shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified, to file any general consent to service of process under the laws of any such jurisdiction or to do any such act that would subject Holdings to the payment of taxes in any such jurisdiction), and do such other reasonable acts and things as may be required of it to enable the Holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

            (e) use its best efforts to otherwise comply with all applicable rules and regulations of the Commission and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11
(a) of the Securities Act;

            (f) provide and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

            (g) if requested by the underwriters for any underwritten offering on behalf of the Holder pursuant to a registration requested hereunder, Holdings will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Holdings and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation, indemnities to the effect and the extent provided in Section
17. The Holder shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Holdings to and for the benefit of such underwriters, shall also be made to and for the benefit of the Holder. The Holder shall not be required by Holdings to make any representations or warranties to or agreement with Holdings or the underwriters other than reasonable and customary representations, warranties or agreements regarding the Holder, the Registrable Securities and the Holder's intended method or methods of disposition and any other representation required by law;

            (h) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Holder or underwriter, all financial or other records, pertinent corporate documents and properties of Holdings, and cause Holdings' officers, directors, employees and independent accountants to supply all information reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided that Holdings shall have no obligation to make such information available to any person or entity which (A) is a direct competitor of Holdings or (B) refuses to execute a confidentiality agreement reasonably satisfactory to Holdings with respect to information not required by such person or entity to be disclosed under the Securities Act or the Exchange Act;

            (i) furnish, at the written request of the Holder if the Holder requests registration of Registrable Securities pursuant to Section 13 or 14, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) an opinion in customary form, dated such date, of the counsel representing Holdings for the purposes of such registration, addressed to the underwriters, if any, and to the Holder covering such matters as such underwriters or the Holder may reasonably request and (2) a letter (the "Comfort Letter") in customary form dated such date, from the independent certified public accountants of Holdings, addressed to the underwriters, if any, and to the Holder covering such matters as such underwriters or the Holder may reasonably request (and, if such accountants refuse to deliver such letter to the Holder, then the Comfort Letter shall be addressed to Holdings and accompanied by a letter addressed to the Holder stating that they may rely on the comfort letter addressed to Holdings);

            (j) enter into such other customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities being registered;

            (k) if requested by the Holder, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holder and each underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement, or amendment or supplement, as proposed to be filed; (1) after the filing of any registration statement with respect to any Registrable Securities, notify the Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; and (m) use its best efforts to cause the Registrable Securities to be registered to be listed on each national securities exchange on which like securities issued by Holdings are then listed. It shall be a condition precedent to the obligation of Holdings to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of the Holder that the Holder shall furnish to Holdings such information regarding the securities held by the Holder and the intended method of disposition thereof, as Holdings shall reasonably request and as shall be required in connection with the action taken by Holdings.

            The managing underwriter or underwriters, for any offering of Registrable Securities to be registered pursuant to Section 13, shall be selected by the Holder and shall be reasonably acceptable to Holdings.

            16. Expenses. Holdings shall bear all expenses incurred in connection with any offering of securities contemplated by this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers), printing expenses, fees and disbursements of counsel for Holdings, expenses of any special "comfort letters" incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 15(d), except that Holdings shall not be liable for any fees, discounts or commissions to any underwriter with respect to the sale of securities contemplated by this Agreement, any fees or expenses of any brokers effecting the sale of securities contemplated by Sections 13 or 14, the fees and expenses of any counsel to the Holder hereunder, or any expenses of any special audits required in connection with a registration pursuant to
Section 13 hereof, beyond the annual audited financial statements of Holdings or ENTEX.


            17. Indemnification and Contribution. (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to Section 13 or 14, Holdings shall indemnify and hold harmless each Holder of such Registrable Securities, such Holder's directors and officers and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who "controls" (within the meaning of the Securities Act) such Holder or such participating person against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or person "controlling" such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or person "controlling" such person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or person "controlling" such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Holdings by the Holder seeking indemnification or reimbursement hereunder for use therein or (in the case of any registration pursuant to Section 13) so furnished for such purposes by the underwriter seeking indemnification or reimbursement hereunder for use thereon; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any alleged untrue statement or alleged omission in any preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity agreement shall not inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities which are the subject thereof (or to the benefit of any person who "controls" such underwriter), if a copy of the final prospectus was not sent or given to such person with or prior to the written confirmation of the sale of such securities to such person and the delivery thereof would have constituted a defense to the claim by such person; and provided further, however, that Holdings shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and appropriate local counsel) at any time for all indemnified parties under this Section 17 which firm shall be designated in writing by such indemnified parties. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or person "controlling" such person, and shall survive the transfer of such securities by such Holder.

            (b) Each Holder of Registrable Securities that are included in any registration statement pursuant to Sections 13 or 14, by acceptance thereof, agrees to indemnify and hold harmless Holdings, its directors and officers and each other person who "controls" Holdings within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Holdings or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Holdings by such Holder of Registrable Securities contained in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

            (c) If the indemnification provided for in this Section 17 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 17(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (d) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 17, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 17 except to the extent it has been prejudiced in any material respect by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party may assume the defense of such claim, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of such proceedings which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect of such claim or litigation.

            (e) The indemnification required by this Section 17 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            18. Opinion of Counsel. Simultaneously with the execution and delivery of this Agreement, the Holder shall receive an opinion of Reid & Priest, counsel to the Grantor and Holdings, substantially in the form attached hereto as Exhibit E.

            19. Expenses. Except as otherwise specified in Sections 16 and 17, each party hereto shall pay its or his own expenses incurred in connection with this Agreement.

            20. Amendment. The provisions of this Agreement may not be modified, amended, altered or supplemented receipt upon the execution and delivery of a written agreement executed by the Holder of a majority of the Warrant Shares and Conversion Shares (determined as if the Warrant and Conversion Rights, if any, had been exercised in their entirety) and the provisions of this Agreement applicable to Holdings or ENTEX may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Holdings or ENTEX, as the case may be. Provisions of this Agreement relating to Cameron or Affiliates of Cameron may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Cameron.

            21. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, except IBM may assign its rights hereunder to any Affiliate of IBM without the consent of Holdings or to any other person with the consent of Holdings.

            22. Confidentiality. So long as neither Holdings nor ENTEX has become a Reporting Company, the Holder agrees to keep the terms of this Agreement confidential, except that the Holder may disclose this Agreement or the terms hereof if such disclosure is required by law in the opinion of counsel to the Holder (including, without limitation, any federal or state securities law). The Holder further agrees to keep confidential any information regarding

Holdings or ENTEX disclosed to it by Holdings or ENTEX pursuant to this Agreement unless (i) in the opinion of counsel to the Holder, disclosure of such information is required by law (including, without limitation, any federal or state securities law), (ii) such information is generally available to the public or (iii) such information was disclosed to the Holder by a party other than Holdings or ENTEX that is not subject to any agreement restricting the disclosure of such information. Nothwithstanding the generality of the preceding two sentences, the Holder shall be permitted to disclose this Agreement, the terms hereof or any such information (i) to its Affiliates, (ii) to its legal counsel and independent auditors or independent certified public accountants,
(iii) upon the order or express direction of any court or government agency or authority, (iv) to the extent reasonably required in connection with any litigation to which one or more of the Holders, Cameron, ENTEX or Holdings are a party adverse to one another, or (v) to the extent reasonably required in connection with the enforcement of any rights hereunder. Holdings and ENTEX agree to consult with the Holder before disclosing this Agreement or the terms thereof to any third party, it being understood and agreed that such disclosure may be required to be made by Holdings or ENTEX in connection with the obtaining of financing or for other proper business purposes. If the Holder receives a request to disclose all or any portion of this Agreement or the material terms hereof under terms of a subpoena, order, civil investigative demand or similar process or other oral or written request issued by a court of competent jurisdiction or by a federal, state or local governmental regulatory body or agency, the Holder agrees, to the extent reasonably practicable, to notify Holdings and ENTEX of the existence, terms and circumstances surrounding such request so that Holdings or ENTEX may seek an appropriate protective order or waive compliance with this Section 22, and, to consult with Holdings and ENTEX concerning the advisability of taking appropriate legal steps to resist or narrow such a request. If, failing the entry of a protective order or the receipt of a waiver hereunder or a mutually agreeable narrowing of such request, the Holder, in the opinion of its counsel, is compelled to disclose the terms of this Agreement or such information, then the Holder may disclose such terms or such information which its counsel advises the Holder that the Holder is compelled to disclose.

            23. Notices. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered in person, by overnight delivery or facsimile transmission, with transmission confirmed, to the parties as follows:

            If to Cameron:

                        Mr. Dort A. Cameron III
                        c/o Airlie Group L.P.
                        115 East Putnam Avenue
                        Greenwich, CT 06830
                        Facsimile No: (203) 661-0479

            If to Holdings:

                        ENTEX Holdings, Inc.
                        Six International Drive
                        Rye Brook, NY 10573
                        Attention: President
                        Facsimile No: (914) 935-3720

            If to ENTEX:

                        ENTEX Information Services, Inc.
                        Six International Drive
                        Rye Brook, NY 10573
                        Attention: President
                        Facsimile No: (914) 955-3720
            in each case with a copy to:

                        Reid & Priest
                        40 West 57th Street
                        New York, NY 100 19
                        Attention: Richard S. Green, Esq.
                        Facsimile No: (212) 603-2298

            If to IBM Credit:

                        IBM Credit Corporation;
                        290 Harbor Drive
                        P.O. Box 10399
                        Stamford, Connecticut 06904-2399
                        Attention:  Director, Working Capital
                                                  Financing Support
                        Facsimile No: (203) 973-5210

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            24. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

            25. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws principles thereof.

            26. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            27. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

            28. Severability. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            29. Further Assurances. The Grantor will, upon the request of the Holder, execute and deliver such documents and take such action reasonably deemed by the Holder to be necessary or desirable to more effectively complete and evidence the sale and transfer of any Option Shares or Conversion Shares purchased by the Holder pursuant to this Agreement.

            30. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.




                                    * * * * *

            IN WITNESS WHEREOF, the undersigned have hereunto set their names as of the day and year first above written.

                                           ENTEX HOLDINGS, INC.

                                           BY: /s John A. McKenna
                                           Name:       John A. McKenna, Jr.
                                           Title:  President


                                           ENTEX INFORMATION SERVICES, INC.

                                           By: /s/ John A. McKenna
                                           Name John A. McKenna, Jr.
                                           Title:  President


                                           IBM CREDIT CORPORATION

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


AGREED as to Section 10 hereof.

/s/ Dort A. Cameron
Dort A. Cameron III

            IN WITNESS WHEREOF, the undersigned have hereunto set their names as of the day and year first above written.


                                           ENTEX HOLDINGS, INC.

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           ENTEX INFORMATION SERVICES, INC.

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           IBM CREDIT CORPORATION

                                           By:/s/ Philip N. Morse
                                           Name: Philip N. Morse
                                           Title: Director, Remarketer Finance
                                                  Portfolio Controls

AGREED as to Section 10 hereof.

-------------------------------
Dort A. Cameron III

                                      -38-